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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): July 1, 2001




                          UNITED COMMUNITY FINANCIAL CORP.
            (Exact name of registrant as specified in its charter)




       Ohio                         0-24399                      34-1856319
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(State or other jurisdiction      (Commission                  (IRS Employer
 of incorporation)                File Number)               Identification No.)



275 Federal Plaza West, Youngstown, Ohio                        44503-1203
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(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code: (330) 742-0500

                                 Not Applicable
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             (Former name or former, if changes since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

On July 1, 2001, United Community Financial Corp. ("United Community"), the unitary savings and loan holding company of The Home Savings and Loan Company ("Home Savings") and Butler Wick Corp. headquartered in Youngstown, Ohio, acquired all of the capital stock of The Industrial Savings and Loan Association ("Industrial Savings"), an Ohio-chartered savings and loan association, through the merger of United Community's subsidiary, UCFC Acquisition Subsidiary, Inc. into Industrial Savings' parent, Industrial Bancorp, Inc. ("Industrial Bancorp"). Industrial Savings was then merged into Home Savings. The assets acquired consisted principally of loans and securities. The consideration paid was $20.375 per Industrial Bancorp share outstanding (4,284,751 shares). The total consideration paid in the acquisition was approximately $87.3 million. United Community is accounting for the acquisition as a purchase.

The sources of the consideration paid in the acquisition were cash from operations of Home Savings and funds borrowed by it from the Federal Home Loan Bank. The consideration paid was determined through negotiation with the Board of Directors of Industrial Bancorp. A fairness opinion was rendered by the investment bankers for Industrial Bancorp.

In connection with the acquisition, David M. Windau, former President and Chief Executive Officer of Industrial, joined the Board of Directors of Home Savings.

In connection with the acquisition, Home Savings will acquire all of the equipment and other physical property of Industrial Bancorp. Home Savings intends to continue to use the assets acquired in this transaction in the manner utilized by Industrial prior to the acquisition.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

The exhibits listed below are filed herewith or incorporated by reference.

         2 Agreement and Plan of Merger by and among United Community Financial Corp. and The Home Savings and Loan Company and Industrial Bancorp, Inc. and The Industrial Savings and Loan Association dated as of December 9, 2000 and Amended and Restated as of January 30, 2001.

         99       Text of Press Release dated July 2, 2001.

Exhibit 2 is incorporated by reference to Appendix A of the definitive proxy statement of Industrial Bancorp, Inc. filed on Schedule 14A with the Securities and Exchange Commission on March 2, 2001.



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Financial Information

It is impractical for Registrant to provide the financial statements and pro forma financial information required by item 7 at this time. Registrant will file such financial statements and pro forma financial information under cover of Form 8-K/A no later than September 14, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                UNITED COMMUNITY FINANCIAL CORP.



Date:    July 13, 2001                              /S/ DOUGLAS M. MCKAY
                                                    --------------------
                                                    Douglas M. McKay, President



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                                INDEX TO EXHIBITS


     Exhibit Number                                 Description

          2                           Agreement and Plan of Merger by and
                                      among United Community Financial Corp. and
                                      The Home Savings and Loan Company and
                                      Industrial Bancorp, Inc. and The
                                      Industrial Savings and Loan Association
                                      dated as of December 9, 2000 and Amended and Restated as of January 30, 2001. *

         99                           Text of Press Release dated July 2, 2001.

* Exhibit 2 is incorporated by reference to Appendix A of the definitive proxy statement of Industrial Bancorp, Inc. filed on Schedule 14A with the Securities and Exchange Commission on March 2, 2001.